UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05740)

Exact name of registrant as specified in charter:	Putnam Managed Municipal Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2016

Date of reporting period:	November 1, 2015 — April 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
PMM

Putnam Managed Municipal Income Trust

Semiannual report
4 | 30 | 16

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Managed Municipal
Income Trust

Semiannual report
4 | 30 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Terms and definitions	12

Other information for shareholders	13

Summary of dividend reinvestment plans	14

Financial statements	16

Shareholder meeting results	49

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy and markets appear to have hit a soft patch, as demonstrated by sluggish gross domestic product (GDP) growth in the first quarter, a lull in jobs expansion, and a continued slowdown in consumer spending. Moreover, corporate earnings have been tepid, leading the stock market to lose some of the momentum it showed from mid-February through the end of March.

Overseas, we believe that many potential headwinds exist. These include political pressures in the European Union and disappointing policy measures in Japan, as well as continuing unsteady growth in many emerging markets.

Despite the recent slowdown, we think the underpinnings of the U.S. economy remain strong. Unemployment remains at multiyear lows and, while first-quarter GDP expansion was weak, the U.S. economy continues to improve on the basis of generally strong fundamentals. Housing is a bright spot in the economy, boosted by low interest rates and robust demand as more Americans find work.

Putnam’s portfolio managers are positioned to maneuver in all types of markets with active investment strategies and support from teams of equity and fixed-income research analysts. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended April 30, 2016, as well as an outlook for the coming months.

It may be a good time to consult your financial advisor, who can help ensure that your portfolio is aligned with your individual goals, risk tolerance, and investing time horizon.

As always, thank you for investing with Putnam.

About the fund

Potential for income exempt from federal income tax

Municipal bonds can help investors keep more of their investment income while also financing important public projects such as schools, roads, and hospitals. The bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities, and they offer income that is generally exempt from federal, state, and local income taxes.

Putnam Managed Municipal Income Trust has the flexibility to invest in municipal bonds issued by any state in the country or U.S. territory. The bonds are often backed by the issuing entity or by revenues collected from usage fees, and have varying degrees of credit risk — the risk that the issuer would not be able to repay the bond.

The fund also combines bonds of differing credit quality. In addition to investing in high-quality bonds, the fund's managers allocate a portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk. When deciding whether to invest in a bond, the managers consider factors such as credit risk, interest-rate risk, and the risk that the bond will be prepaid.

The managers are backed by Putnam's fixed-income organization, where municipal bond analysts are grouped into sector teams and conduct ongoing research. Once a bond has been purchased, the managers continue to monitor developments that affect the bond market, the sector, and the issuer of the bond.

The goal of this research and active management is to stay a step ahead of the industry and pinpoint opportunities for investors.

Municipal bonds may finance a range of projects in your community and thus play a key role in its development.

Education

School districts, colleges, universities, student loan programs

Health care

Hospitals, long-term-care facilities

Housing

Single and multi-family housing

Industrials

Chemical, container, paper, and waste management companies

Infrastructure

Highways, bridges, tunnels, roads, airport facilities

Utilities

Public and private utilities, waterworks, sewers

Identified project areas are not necessarily represented in your fund's portfolio as of the date of this report, and your fund may invest in securities representing projects not shown here. Your fund's holdings will vary over time. *For more recent information on fund holdings, see pages 17–38.*

How closed-end funds differ from open-end funds

More assets at work Open-end funds are subject to ongoing sales and redemptions that can generate transaction costs for long-term shareholders. Closed-end funds, however, are typically fixed pools of capital that do not need to hold cash in connection with sales and redemptions, allowing the funds to keep more assets actively invested.

Traded like stocks Closed-end fund shares are traded on stock exchanges and, as a result, their prices fluctuate because of the influence of several factors.

They have a market price Like an open-end fund, a closed-end fund has a per-share net asset value (NAV). However, closed-end funds also have a "market price" for their shares — which is how much you pay when you buy shares of the fund, and how much you receive when you sell them.

When looking at a closed-end fund's performance, you will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund's shares, changing market conditions, and investor perceptions of the fund or its investment manager.

Putnam Managed Municipal Income Trust

Net asset value
Market price
Price per share
12
11
10
9
8
7
6
5
4
10/11
10/12
10/13
10/14
10/15
4/16

2 Managed Municipal Income Trust

Managed Municipal Income Trust 3

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 10–11 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Fund results reflect the use of leverage, while index results are unleveraged and Lipper results reflect varying use of, and methods for, leverage.

* Returns for the six-month period are not annualized, but cumulative.

4	Managed Municipal Income Trust

Interview with your fund’s portfolio manager

The six-month reporting period ended April 30, 2016, proved to be a hospitable environment for fixed-income securities. How did municipal bonds perform?

Amid heightened market uncertainty surrounding U.S. central bank policy, low commodity prices, and China’s economic slowdown, municipal bonds maintained their positive monthly momentum during the reporting period. January 2016 was an especially favorable month for the asset class, when the Barclays Municipal Bond Index rose 1.19%. For the period overall, municipal bonds outperformed a wide variety of major U.S. fixed-income and global equity indexes.

After the Federal Reserve took the widely expected first step on the path of gradual normalization of interest rates in December 2015, investors began pricing in additional rate increases in 2016. However, a deep slide in oil prices early in 2016 fueled worries of slowing economic growth globally and raised questions about the central bank’s interest-rate policy. In this environment, municipal bonds benefited from a flight to quality in response to financial market volatility, slower growth, and an increasingly dovish Fed. During the final months of the reporting period, diminished expectations for near-term rate hikes and increased expectations for a more gradual pace of future hikes helped to support municipal bond prices.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/16. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 12.

Managed Municipal Income Trust	5

Why has the asset class been so resilient?

Municipal bond prices have benefited from favorable market technicals, or their supply/ demand dynamics. For the first four months of 2016, new-issue supply fell while demand rose, as measured by mutual fund inflows. Municipal bond mutual funds saw over $19 billion in new assets, which was the largest level of inflows over the past 25 years for the January to April time frame. Demand for municipal bonds has been dominated by households at the retail level, which comprised about 70% of municipal bond investors at the end of 2015, in our estimation. Meanwhile, the biggest change that we have seen has come in the bank channel, whose shares of municipal bond assets have doubled since 2008. As such, demand for municipal bonds appears to have moved beyond the traditional base of tax-sensitive investors to include investors drawn to their high-quality, relatively low-volatility income potential, in our view.

Overall, we believe municipal credit fundamentals have been sound and defaults have been low. Credit rating upgrades of issuers have exceeded downgrades due to economic and financial stabilization across most public finance sectors. At the local level, property values have improved, contributing to modest increases in tax receipts.

Are there any areas of concern?

We continued to see weakness in some isolated high-profile credits. Fiscal economic data remained troubling in Puerto Rico. Investors closely monitored developments leading up to the constitutionally guaranteed Government Development Bank [GDB] debt service payment, which was due May 1, 2016, and which Puerto Rico ultimately failed to pay. [The fund did not own GDB debt during

Credit qualities are shown as a percentage of the fund’s net assets (common and preferred shares) as of 4/30/16. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6	Managed Municipal Income Trust

the reporting period.] Investors also focused on a Republican-sponsored bill to address Puerto Rico’s fiscal crisis, which the House failed to bring for a vote before the May 1 debt service payment. A separate restructuring law was also discussed, but ultimately rejected, by the U.S. Supreme Court. Known as the Recovery Act, the proposal would have allowed some public agencies to ask bondholders to accept losses on securities in the form of lower payments. A high degree of uncertainty remains as to the timing and scope of Puerto Rico’s debt restructuring, especially as multiple legal challenges are likely, in our view.

We are also closely following a handful of states and municipalities grappling with budget challenges posed by unfunded pension liabilities and health-care costs. However, while these various issuers, as well as Puerto Rico, are facing long-running headwinds, we believe investors have shown a willingness to isolate these situations from the overall municipal market.

How did Putnam Managed Municipal Income Trust perform in this environment?

For the six months ended April 30, 2016, the fund outperformed its benchmark, the Barclays Municipal Bond Index, by a comfortable margin but slightly underperformed the average return of its Lipper peer group.

Top ten state allocations are shown as a percentage of the fund’s net assets (common and preferred shares) as of 4/30/16. Investments in Puerto Rico represented 0.48% of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the differing treatment of interest accruals, the floating rate portion of tender option bonds, derivative securities, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Managed Municipal Income Trust	7

With the Fed beginning the process of normalizing interest rates, what was your investment approach during the reporting period?

Many of the same investment themes remained in place — namely, duration positioning, or interest-rate sensitivity, that is slightly below the median of the fund’s Lipper peer group; an overweight exposure, relative to the benchmark, to municipal bonds rated Baa; a preference for essential service utilities, continuing-care retirement communities, and higher education bonds relative to the fund’s Lipper group; and an underweight, relative to the fund’s peers, to Puerto Rico issuers. However, at the beginning of 2016, in response to market volatility, marginal growth, and a dovish Fed, we extended the portfolio’s duration by a modest amount, becoming slightly less defensive.

We do not expect municipal credit spreads [the difference in yield between higher- and lower-quality municipal bonds] to widen by a large margin in the near term, nor do we believe that spreads will tighten much, as spreads remain close to the lowest point since the onset of the credit crisis. In our opinion, downside risks include flows to the asset class turning decidedly negative or interest rates spiking higher. At the end of the reporting period, we maintained a slightly shorter-duration position and a somewhat higher cash allocation in the portfolio relative to the fund’s Lipper peers.

The Fed does not appear to be in a rush to raise rates. What is your current outlook for rates and the municipal bond market?

At its March meeting, the central bank’s Federal Open Market Committee [FOMC] reduced its rate-hike forecast for the

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets (common and preferred shares). Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8	Managed Municipal Income Trust

remainder of the year to two hikes from the four that policymakers had anticipated at their December 2015 meeting. The FOMC left its benchmark rate unchanged at its April meeting.

With the Fed’s current assessment that an accommodative policy is appropriate given global risk factors, Fed Chair Janet Yellen repeatedly communicated that the central bank would move cautiously — leading some to believe that the next rate hike won’t occur until 2017. Ultimately, however, the path remains dictated by data releases and global macroeconomic factors, in our view. As such, we expect gradual rate increases, but the timing remains uncertain.

Municipal bonds were among the best-performing asset classes in 2015. As we saw in the first four months of 2016, the asset class remained on solid footing, with many investors drawn during the period to the relative stability and income potential of municipal bonds as a refuge from global macroeconomic volatility. We continue to believe that municipal bonds are a compelling long-term investment strategy for income-oriented investors.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Portfolio Manager Paul M. Drury has a B.A. from Suffolk University. He has been in the investment industry since he joined Putnam in 1989.

In addition to Paul, your fund is managed by Thalia Meehan, CFA.

IN THE NEWS

Today’s bull market, which rose from the ashes of the Great Recession more than seven years ago, recently marked a major milestone. Although the market’s path has at times been volatile, the general upswing in U.S. stocks officially became the second-longest-running bull market in history on the final trading day of April 2016. A bull market is typically defined as a rally of 20% or more off a recent market low. From the trough of the market on March 9, 2009, through April 29, 2016, the S&P 500 Index rose 255%. At 2,608 days old, this up market for stocks still has a long way to go to catch the longest-running bull market on record, which lasted from 1987 to 2000 — 4,494 days — and delivered a whopping 844% return. Today’s record bull has been fed by low interest rates, positive momentum, and historically high levels of monetary and fiscal support from central banks worldwide.

Managed Municipal Income Trust	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return and comparative index results for periods ended 4/30/16

				Lipper High Yield
				Municipal Debt
			Barclays Municipal	Funds (closed-end)
	NAV	Market price	Bond Index	category average*

Annual average
(life of fund) (2/24/89)	6.72%	6.33%	6.17%	5.99%

10 years	82.64	103.98	62.02	84.64
Annual average	6.21	7.39	4.94	6.30

5 years	56.79	54.37	29.90	61.63
Annual average	9.41	9.07	5.37	10.04

3 years	19.70	17.88	10.90	18.46
Annual average	6.18	5.64	3.51	5.80

1 year	7.30	12.30	5.29	7.73

6 months	5.18	9.54	3.55	5.31

Performance assumes reinvestment of distributions and does not account for taxes. Index and Lipper results should be compared with fund performance at net asset value. Fund results reflect the use of leverage, while index results are unleveraged and Lipper results reflect varying use of, and methods for, leverage.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/16, there were 11, 11, 11, 11, 11, and 6 funds, respectively, in this Lipper category.

Performance includes the deduction of management fees and administrative expenses.

10	Managed Municipal Income Trust

Fund price and distribution information For the six-month period ended 4/30/16

Distributions — common shares

Number		6

Income [1]		$0.2178

Capital gains [2]		—

Total		$0.2178

	Series A		Series C
Distributions — preferred shares	(245 shares)		(1,980 shares)

Income [1]	$227.73		$114.52

Capital gains [2]	—		—

Total	$227.73		$114.52

Share value — common shares	NAV		Market price

10/31/15	$7.97		$7.30

4/30/16	8.16		7.77

Current dividend rate (end of period)	NAV		Market price

Current dividend rate [3]	5.34%		5.61%

Taxable equivalent [4]	9.43		9.91

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 43.40% federal tax rate for 2016. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/16

	NAV	Market price

Annual average
(life of fund) (2/24/89)	6.71%	6.27%

10 years	81.25	96.22
Annual average	6.13	6.97

5 years	57.67	51.79
Annual average	9.53	8.70

3 years	19.75	17.12
Annual average	6.19	5.41

1 year	6.12	9.86

6 months	5.21	10.15

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Managed Municipal Income Trust	11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

12	Managed Municipal Income Trust

Other information for shareholders

Important notice regarding share repurchase program

In September 2015, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 12 months beginning October 8, 2015, up to 10% of the fund’s common shares outstanding as of October 7, 2015.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2016, Putnam employees had approximately $484,000,000 and the Trustees had approximately $128,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Managed Municipal Income Trust	13

Summary of Putnam Closed-End Funds’ Amended and Restated Dividend Reinvestment Plans

Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent

14	Managed Municipal Income Trust

distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

Managed Municipal Income Trust	15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16	Managed Municipal Income Trust

The fund’s portfolio 4/30/16 (Unaudited)

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	G.O. Bonds General Obligation Bonds
AGM Assured Guaranty Municipal Corporation	GNMA Coll. Government National Mortgage
AMBAC AMBAC Indemnity Corporation	Association Collateralized
COP Certificates of Participation	NATL National Public Finance Guarantee Corp.
FGIC Financial Guaranty Insurance Company	SGI Syncora Guarantee, Inc.
FHLMC Coll. Federal Home Loan Mortgage	U.S. Govt. Coll. U.S. Government Collateralized
Corporation Collateralized	VRDN Variable Rate Demand Notes, which are
FNMA Coll. Federal National Mortgage	floating-rate securities with long-term maturities
Association Collateralized	that carry coupons that reset and are payable upon
FRB Floating Rate Bonds: the rate shown	demand either daily, weekly or monthly. The rate
is the current interest rate at the close of the	shown is the current interest rate at the close of the
reporting period	reporting period.

MUNICIPAL BONDS AND NOTES (129.1%)*	Rating**	Principal amount	Value

Alabama (1.8%)
Cullman Cnty., Hlth. Care Auth. Rev. Bonds
(Cullman Regl. Med. Ctr.), Ser. A, 6 3/4s, 2/1/29	Ba1	$1,100,000	$1,200,133

Jefferson Cnty., Swr. Rev. Bonds
Ser. D, 6 1/2s, 10/1/53	BBB–	500,000	604,255
zero %, 10/1/46	BBB–	3,950,000	2,931,295

Lower AL Gas Dist. Rev. Bonds (Gas Project),
Ser. A, 5s, 9/1/46	A3	1,450,000	1,847,982

Selma, Indl. Dev. Board Rev. Bonds
(Gulf Opportunity Zone Intl. Paper Co.),
Ser. A, 6 1/4s, 11/1/33	BBB	1,000,000	1,163,220

			7,746,885
American Samoa (0.1%)
Econ. Dev. Auth. Rev. Bonds, Ser. A,
6 5/8s, 9/1/35	Ba3	500,000	518,580

			518,580
Arizona (5.1%)
Casa Grande, Indl. Dev. Auth. Rev. Bonds
(Casa Grande Regl. Med. Ctr.)
Ser. A, 7 5/8s, 12/1/29 (escrow) F	D/P	1,800,000	5,380
7 1/4s, 12/1/19 (escrow) F	D/P	1,000,000	2,989

Coconino Cnty., Poll. Control Rev. Bonds (Tucson
Elec. Pwr. Co. — Navajo), Ser. A, 5 1/8s, 10/1/32	A3	2,000,000	2,199,340

Maricopa Cnty., Poll. Control Rev. Bonds (El Paso
Elec. Co.), Ser. A, 7 1/4s, 2/1/40	Baa1	2,200,000	2,535,258

Navajo Cnty., Poll. Control Corp. Mandatory Put
Bonds (6/1/16) (AZ Pub. Svc. Co. Cholla Pwr.
Plant), Ser. E, 5 3/4s, 6/1/34	A2	1,950,000	1,957,410

Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds
(Great Hearts Academies), 6s, 7/1/32	BB/F	200,000	219,148
(Choice Academies, Inc.), 5 5/8s, 9/1/42	BB+	315,000	330,586
(Choice Academies, Inc.), 5 3/8s, 9/1/32	BB+	675,000	713,239
(Great Hearts Academies), 5s, 7/1/44	BBB–	1,700,000	1,844,347
(BASIS School, Inc.), 5s, 7/1/35	BB	900,000	966,258
(Choice Academies, Inc.), 4 7/8s, 9/1/22	BB+	905,000	983,038

Managed Municipal Income Trust	17

MUNICIPAL BONDS AND NOTES (129.1%)* cont.	Rating**	Principal amount	Value

Arizona cont.
Phoenix, Indl. Dev. Auth. Ed. 144A Rev. Bonds
(BASIS Schools, Inc.), Ser. A
5s, 7/1/46	BB	$250,000	$263,505
5s, 7/1/35	BB	600,000	644,172

Pima Cnty., Indl. Dev. Auth. Rev. Bonds
(Horizon Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB–	1,140,000	1,143,865

Salt Verde, Fin. Corp. Gas Rev. Bonds
5 1/2s, 12/1/29	Baa1	2,000,000	2,564,460
5s, 12/1/37	Baa1	2,000,000	2,496,920
5s, 12/1/32	Baa1	570,000	703,665

Tempe, Indl. Dev. Auth. Rev. Bonds
(Friendship Village), Ser. A, 6 1/4s, 12/1/42	BB–/P	1,000,000	1,081,820

Yavapai Cnty., Indl. Dev. Ed. Auth. Rev. Bonds
(Agribusiness & Equine Ctr.), 5s, 3/1/32	BB+	1,000,000	1,033,310

Yavapai Cnty., Indl. Dev. Ed. Auth. 144A Rev.
Bonds, Ser. A, 5s, 9/1/34	BB+	500,000	515,440

			22,204,150
Arkansas (0.2%)
Arkadelphia, Pub. Ed. Fac. Board Rev. Bonds
(Ouachita Baptist U.), 6s, 3/1/33	BB+/P	840,000	889,619

			889,619
California (14.1%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Episcopal Sr. Cmntys.), 6s, 7/1/31	BBB+/F	660,000	766,953
(O’Connor Woods), 5s, 1/1/33	AA–	600,000	708,288

CA Muni. Fin. Auth. COP
(Cmnty. Hosp. Central CA)
5 1/4s, 2/1/37	A–	650,000	666,822
U.S. Govt. Coll., 5 1/4s, 2/1/37
(Prerefunded 2/1/17)	AAA/P	455,000	470,525

CA Muni. Fin. Auth. Rev. Bonds
(U. of La Verne), Ser. A, 6 1/8s, 6/1/30	Baa1	1,000,000	1,162,340
(Emerson College), 6s, 1/1/42	Baa1	1,000,000	1,194,140
(Cmnty. Med. Ctrs.), Ser. A, 5s, 2/1/40	A–	750,000	849,143

CA School Fin. Auth. Rev. Bonds
(2023 Union, LLC), Ser. A, 6s, 7/1/33	BBB	465,000	524,832

CA State G.O. Bonds
6 1/2s, 4/1/33	Aa3	5,000,000	5,819,200
5s, 4/1/42	Aa3	2,000,000	2,325,480

CA State Muni. Fin. Auth. Charter School
Rev. Bonds (Partnerships Uplift Cmnty.),
Ser. A, 5s, 8/1/32	BB+	665,000	711,224

CA State Poll. Control Fin. Auth. Rev. Bonds
(Wtr. Furnishing), 5s, 11/21/45	Baa3	2,000,000	2,202,040
(Pacific Gas & Electric Corp.), Class D, FGIC,
4 3/4s, 12/1/23	A3	2,500,000	2,604,375

CA State Poll. Control Fin. Auth. Solid Waste Disp.
144A Mandatory Put Bonds (5/2/16)
(Republic Svcs., Inc.), Ser. A, 0.9s, 8/1/23	A–2	2,400,000	2,400,000

18	Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (129.1%)* cont.	Rating**	Principal amount	Value

California cont.
CA State Pub. Wks. Board Rev. Bonds
(Dept. of Forestry & Fire), Ser. E, 5s, 11/1/32	A1	$1,250,000	$1,318,675
(Capital Projects), Ser. A, 5s, 4/1/29	A1	2,000,000	2,373,200

CA Statewide Cmnty. Dev. Auth. COP
(The Internext Group), 5 3/8s, 4/1/30	BBB+	540,000	541,588

CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Terraces at San Joaquin Gardens), Ser. A,
6s, 10/1/47	BB/P	1,345,000	1,444,570
(American Baptist Homes West),
5 3/4s, 10/1/25	BBB+/F	3,000,000	3,419,370
(U. CA Irvine E. Campus Apts. Phase 1),
5 3/8s, 5/15/38	Baa1	1,000,000	1,151,950
(899 Charleston, LLC), Ser. A, 5 1/4s, 11/1/44	BB/P	450,000	463,037
(U. CA Irvine E. Campus Apts. Phase 1),
5 1/8s, 5/15/31	Baa1	2,250,000	2,621,205

Corona-Norco, School Dist. Pub. Fin. Auth. Special
Tax Bonds (Sr. Lien), Ser. A, 5s, 9/1/28	A–	380,000	433,652

Foothill/Eastern Corridor Agcy. Rev. Bonds,
Ser. A, 6s, 1/15/53	BBB–	1,500,000	1,783,335

Golden State Tobacco Securitization
Corp. Rev. Bonds
Ser. A-2, 5.3s, 6/1/37	B3	1,000,000	1,004,590
Ser. A-1, 5 1/8s, 6/1/47	B3	3,235,000	3,178,096

Univ. of CA Rev. Bonds, Ser. AF, 5s, 5/15/36 T	AA	7,000,000	8,297,756

La Verne, COP (Brethren Hillcrest Homes),
5s, 5/15/36	BBB–/F	325,000	351,166

Los Angeles, Dept. of Arpt. Rev. Bonds
(Los Angeles Intl. Arpt.), 5s, 5/15/30	AA	1,000,000	1,173,630

Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev.
Bonds (Laxfuel Corp.), 4 1/2s, 1/1/27	A	400,000	436,876

M-S-R Energy Auth. Rev. Bonds, Ser. A,
6 1/2s, 11/1/39	BBB+	750,000	1,085,243

Oakland, Alameda Cnty. Unified School
Dist. G.O. Bonds
(Election of 2012), 6 5/8s, 8/1/38	BBB/P	800,000	960,264
(Election of 2006), Ser. A, 5 1/2s, 8/1/32	BBB/P	500,000	586,485

Poway, Unified School Dist. Pub. Fin. Auth. Special
Tax Bonds, 5s, 9/15/32	BBB	495,000	573,418

Rancho Cordova, Cmnty. Fac. Dist. Special Tax
Bonds (Sunridge Anatolia), Ser. 03-1, 5s, 9/1/37	BBB–/P	350,000	385,378

San Francisco City & Cnty. Arpt. Comm. Intl. Arpt.
Rev. Bonds, Ser. A, 5s, 5/1/30	A1	600,000	686,940

San Francisco City & Cnty., Redev. Agcy. Cmnty.
Successor Special Tax Bonds
(No. 6 Mission Bay Pub. Impts.), Ser. C,
zero %, 8/1/43	BBB/P	2,000,000	453,380
(No. 6 Mission Bay Pub. Impts.), Ser. C,
zero %, 8/1/38	BBB/P	2,000,000	613,080

San Francisco, City & Cnty. Redev. Fin. Auth. Tax
Alloc. Bonds (Mission Bay South Redev.), Ser. D,
6 5/8s, 8/1/39 (Prerefunded 8/1/19)	BBB+	250,000	295,708

Managed Municipal Income Trust	19

MUNICIPAL BONDS AND NOTES (129.1%)* cont.	Rating**	Principal amount	Value

California cont.
San Joaquin Hills, Trans. Corridor Agcy. Toll Road
Rev. Bonds, Ser. A, 5s, 1/15/34	BBB–	$920,000	$1,033,666

Santaluz, Cmnty. Fac. Dist. No. 2 Special Tax
Bonds (Impt. Area No. 1), Ser. A, 5 1/4s, 9/1/26
(Prerefunded 9/1/21)	BBB+	1,620,000	1,838,182

Sunnyvale, Special Tax Bonds (Cmnty. Fac. Dist.
No. 1), 7 3/4s, 8/1/32	B+/P	835,000	837,430

Yucaipa Special Tax Bonds (Cmnty. Fac. Dist.
No. 98-1 Chapman Heights), 5 3/8s, 9/1/30	BBB+	375,000	417,341

			62,164,573
Colorado (3.6%)
Central Platte Valley, Metro. Dist. G.O. Bonds,
5s, 12/1/43	BB+	400,000	424,028

CO Pub. Hwy. Auth. Rev. Bonds (E-470), Ser. C,
5 3/8s, 9/1/26	Baa1	500,000	561,180

CO State Educ. & Cultural Fac. Auth. Rev. Bonds
(Skyview Academy), 5 1/8s, 7/1/34	BB+	755,000	814,132

CO State Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmnty.), 6 3/8s, 1/1/41	BB–/P	810,000	865,882
(Total Longterm Care National), Ser. A, 6 1/4s,
11/15/40 (Prerefunded 11/15/20)	AAA/P	300,000	369,144
(Christian Living Cmntys.), Ser. A,
5 3/4s, 1/1/26	BB–/P	1,925,000	1,947,426
(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), 5 5/8s, 6/1/43	Baa1	250,000	291,200
(Valley View Assn.), 5 1/4s, 5/15/42	A–	3,495,000	3,618,629
(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), Ser. A, 5s, 6/1/45	Baa1	1,500,000	1,657,635
(Covenant Retirement Cmnty.), Ser. A,
5s, 12/1/33	BBB+/F	900,000	981,414
(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), 5s, 12/1/33	Baa1	1,100,000	1,223,266

Eaton, Area Park & Recreation Dist. G.O. Bonds,
5 1/4s, 12/1/34	BB/P	220,000	233,145

Park Creek Metro. Dist. Tax Allocation Bonds
(Sr. Ltd. Property Tax Supported), Ser. A,
5s, 12/1/45	BBB/F	225,000	249,739

Plaza, Tax Alloc. Bonds (Metro. Dist. No. 1),
5s, 12/1/40	BB/P	1,650,000	1,731,873

Regl. Trans. Dist. Rev. Bonds (Denver Trans.
Partners), 6s, 1/15/41	Baa3	750,000	861,368

			15,830,061
Delaware (0.8%)
DE State Econ. Dev. Auth. Rev. Bonds
(Delmarva Pwr.), 5.4s, 2/1/31	Baa1	500,000	555,650
(Indian River Pwr.), 5 3/8s, 10/1/45	Baa3	2,600,000	2,747,368

			3,303,018
District of Columbia (1.7%)
DC Rev. Bonds
(Howard U.), Ser. A, 6 1/2s, 10/1/41	BBB	400,000	428,680
(Howard U.), Ser. A, 6 1/4s, 10/1/32	BBB	1,000,000	1,079,450
(Kipp Charter School), 6s, 7/1/33	BBB+	1,000,000	1,167,370

20	Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (129.1%)* cont.	Rating**	Principal amount	Value

District of Columbia cont.
DC Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. A, zero %, 6/15/46	CCC/F	$7,500,000	$995,400

DC, Rev. Bonds (Methodist Home of The DC
(The)), Ser. A, 5 1/4s, 1/1/39	BB–/P	250,000	253,805

Metro. Washington, Arpt. Auth. Dulles Toll Rd.
Rev. Bonds, Ser. B, zero %, 10/1/40	Baa1	10,000,000	3,758,100

			7,682,805
Florida (6.0%)
Broward Cnty., Arpt. Syst. Rev. Bonds, Ser. A,
5s, 10/1/45	A1	2,000,000	2,281,700

Double Branch Cmnty. Dev. Dist. Special Assmt.
Bonds (Sr. Lien), Ser. A-1, 4 1/8s, 5/1/31	A–	500,000	512,985

Fishhawk, CCD IV Special Assmt. Bonds,
7 1/4s, 5/1/43	B/P	400,000	438,296

Florida State Higher Edl. Fac. Rev. Bonds
(U. of Tampa), Ser. A, 5s, 4/1/32	BBB+	600,000	691,512

Greater Orlando Aviation Auth. Rev. Bonds
(JetBlue Airways Corp.), 5s, 11/15/36	B/P	1,000,000	1,058,860

Halifax Hosp. Med. Ctr. Rev. Bonds, 5s, 6/1/36	A–	1,300,000	1,503,775

Jacksonville, Econ. Dev. Comm. Hlth. Care
Fac. Rev. Bonds (FL Proton Therapy Inst.),
Ser. A, 6s, 9/1/17	BB–/P	260,000	268,889

Jacksonville, Econ. Dev. Comm. Indl. Dev. Rev.
Bonds (Gerdau Ameristeel US, Inc.), 5.3s, 5/1/37	BBB–	1,350,000	1,276,479

Lakeland, Hosp. Syst. Rev. Bonds (Lakeland Regl.
Hlth.), 5s, 11/15/40	A2	500,000	568,320

Lakeland, Retirement Cmnty. 144A Rev. Bonds
(1st Mtge. — Carpenters), 6 3/8s, 1/1/43	BBB–/F	840,000	884,268

Lakewood Ranch, Stewardship Dist. Special
Assessment Bonds (Village of Lakewood Ranch
South), 5 1/8s, 5/1/46	B+/P	1,000,000	1,032,770

Lakewood Ranch, Stewardship Dist. Special
Assmt. Bonds, 4 7/8s, 5/1/35	BB–/P	500,000	520,495

Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev.
Bonds (Shell Pt./Alliance Oblig. Group)
5 1/8s, 11/15/36	BBB	1,075,000	1,093,490
5s, 11/15/22	BBB	1,500,000	1,553,010

Martin Cnty., Rev. Bonds (Indiantown
Cogeneration), 4.2s, 12/15/25	Ba1	500,000	510,975

Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
(Mount Sinai Med. Ctr.), 5s, 11/15/29	Baa1	1,000,000	1,133,010

Miami-Dade Cnty., Indl. Dev. Auth. Rev. Bonds
(Pinecrest Academy, Inc.), 5s, 9/15/34	BBB–	1,240,000	1,323,712

Midtown Miami Cmnty. Dev. Dist. Special Assmt.
Bonds (Garage), Ser. A, 5s, 5/1/29	BB–/P	570,000	612,015

Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
(Acts Retirement-Life Cmnty.), 5 1/2s, 11/15/33	BBB+	2,000,000	2,252,740

Palm Coast Pk. Cmnty. Dev. Dist. Special Assmt.
Bonds, 5.7s, 5/1/37	B–/P	245,000	211,678

South Lake Hosp. Dist. Rev. Bonds
(South Lake Hosp.), Ser. A, 6s, 4/1/29	Baa1	1,000,000	1,113,950

Managed Municipal Income Trust	21

MUNICIPAL BONDS AND NOTES (129.1%)* cont.	Rating**	Principal amount	Value

Florida cont.
Southeast Overtown Park West Cmnty. Redev.
Agcy. 144A Tax Alloc. Bonds, Ser. A-1, 5s, 3/1/30	BBB+	$480,000	$540,077

Tallahassee, Hlth. Fac. Rev. Bonds (Tallahassee
Memorial HealthCare, Inc.), Ser. A, 5s, 12/1/55	Baa1	1,000,000	1,121,980

Tolomato, Cmnty. Dev. Dist. Special Assmt.
Bonds, 5.4s, 5/1/37	B+/P	745,000	745,998

Verandah, West Cmnty. Dev. Dist. Special Assmt.
Bonds (Cap. Impt.), 5s, 5/1/33	B+/P	470,000	489,110

Verano Ctr. Cmnty. Dev. Dist. Special Assmt.
Bonds (Cmnty. Infrastructure), Ser. A,
5 3/8s, 5/1/37	B/P	845,000	845,406

Village Cmnty. Dev. Dist. No. 10 Special Assmt.
Bonds, 5 3/4s, 5/1/31	BB/P	790,000	934,301

Village Cmnty. Dev. Dist. No. 8 Special Assmt.
Bonds (Phase II), 6 1/8s, 5/1/39	BBB–/P	400,000	459,352

Village Cmnty. Dev. Dist. No. 9 Special Assmt.
Bonds, 5s, 5/1/22	BBB–/P	385,000	407,334

			26,386,487
Georgia (3.7%)
Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A,
6 1/4s, 11/1/39 (Prerefunded 11/1/19)	Aa3	2,500,000	2,955,900

Clayton Cnty., Dev. Auth. Special Fac. Rev. Bonds
(Delta Airlines), Ser. A, 8 3/4s, 6/1/29	Baa3	3,000,000	3,712,860

Cobb Cnty., Dev. Auth. Student Hsg. Rev. Bonds
(Kennesaw State U. Real Estate Oblig. Group),
Ser. C, 5s, 7/15/38	Baa2	750,000	819,878

Forsyth Cnty., Hosp. Auth. Rev. Bonds
(Baptist Hlth. Care Syst.), U.S. Govt. Coll., 6 1/4s,
10/1/18 (Escrowed to maturity)	AA+	730,000	780,845

GA State Private College & U. Auth. Rev. Bonds
(Mercer U.)
Ser. C, 5 1/4s, 10/1/30	Baa2	750,000	873,825
Ser. A, 5 1/4s, 10/1/27	Baa2	1,000,000	1,168,590
Ser. A, 5s, 10/1/32	Baa2	1,000,000	1,137,100

Gainesville & Hall Cnty., Devauth Retirement
Cmnty. Rev. Bonds (Acts Retirement-Life Cmnty.),
Ser. A-2, 6 3/8s, 11/15/29	BBB+	700,000	809,585

Marietta, Dev. Auth. Rev. Bonds (Fac. of Life U.,
Inc.), Ser. PJ, 6 1/4s, 6/15/20	Ba3	815,000	862,808

Muni. Election Auth. of GA Rev. Bonds
(Plant Voltage Units 3 & 4), Ser. A, 5 1/2s, 7/1/60	A+	2,000,000	2,376,560

Rockdale Cnty., Dev. Auth. Rev. Bonds
(Visy Paper), Ser. A, 6 1/8s, 1/1/34	BB/P	600,000	611,388

			16,109,339
Guam (0.1%)
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A,
5s, 10/1/34	Baa2	200,000	224,956

			224,956

22	Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (129.1%)* cont.	Rating**	Principal amount	Value

Hawaii (1.0%)
HI State Dept. Budget & Fin. Rev. Bonds
(Craigside), Ser. A, 9s, 11/15/44	B/P	$400,000	$491,904
(Hawaiian Elec. Co. — Subsidiary),
6 1/2s, 7/1/39	Baa1	3,000,000	3,422,970
(Kahala Nui), 5 1/8s, 11/15/32	BBB/F	400,000	436,188

			4,351,062
Illinois (6.2%)
Chicago, G.O. Bonds
Ser. B-2, 5 1/2s, 1/1/37	BBB+	2,000,000	2,002,560
Ser. C, 5s, 1/1/38	BBB+	1,500,000	1,438,605

Chicago, Special Assmt. Bonds (Lake Shore East),
6 3/4s, 12/1/32	BB/P	1,610,000	1,613,140

Chicago, Board of Ed. G.O. Bonds, Ser. C,
5 1/4s, 12/1/39	B+	1,500,000	1,257,915

Chicago, Motor Fuel Tax Rev. Bonds, 5s, 1/1/29	BBB+	500,000	524,600

Chicago, O’Hare Intl. Arpt. Rev. Bonds,
Ser. C, 5s, 1/1/26	A2	2,595,000	3,033,918

Chicago, Transit Auth. Rev. Bonds (Federal Transit
Administration Section 5307), 5s, 6/1/18	A	1,050,000	1,124,120

Chicago, Waste Wtr. Transmission Rev. Bonds
(2nd Lien), 5s, 1/1/39	A	1,360,000	1,461,878

Chicago, Wtr. Wks Rev. Bonds, 5s, 11/1/39	A	875,000	947,293

Cicero, G.O. Bonds, Ser. A, AGM, 5s, 1/1/20	AA	1,250,000	1,383,488

Du Page Cnty., Special Svc. Area No. 31 Special
Tax Bonds (Monarch Landing), 5 5/8s, 3/1/36	B/P	350,000	351,019

IL Fin. Auth. Rev. Bonds
(Provena Hlth.), Ser. A, 7 3/4s, 8/15/34	Baa2	1,500,000	1,768,815
(Silver Cross Hosp. & Med. Ctr.), 7s, 8/15/44
(Prerefunded 8/15/19)	AAA/P	2,000,000	2,390,600
(Rush U. Med. Ctr.), Ser. C, U.S. Govt. Coll.,
6 5/8s, 11/1/39 (Prerefunded 5/1/19)	Aaa	1,075,000	1,259,051
(Navistar Intl. Recvy. Zone), 6 1/2s, 10/15/40	Caa1	1,000,000	1,002,320
(Three Crowns Pk. Plaza), Ser. A,
5 7/8s, 2/15/26	BB–/P	1,000,000	1,001,410
(American Wtr. Cap. Corp.), 5 1/4s, 10/1/39	A	1,575,000	1,695,314

IL State G.O. Bonds, 5s, 3/1/34	A–	750,000	791,775

IL State Fin. Auth. Rev. Bonds (Plymouth Place),
5 1/4s, 5/15/45	BB+/F	1,000,000	1,041,570

Railsplitter, Tobacco Settlement Auth. Rev.
Bonds, 6s, 6/1/28	A–	1,050,000	1,253,952

			27,343,343
Indiana (4.2%)
IN State Fin. Auth. Rev. Bonds
(I-69 Dev. Partners, LLC), 5 1/4s, 9/1/40	BB+	1,000,000	1,118,490
(I-69 Dev. Partners, LLC), 5 1/4s, 9/1/34	BB+	1,250,000	1,423,188
(OH Valley Elec. Corp.), Ser. A, 5s, 6/1/32	Baa3	750,000	801,750

IN State Fin. Auth. VRDN, Ser. A-3, 0.31s, 2/1/37	VMIG1	2,260,000	2,260,000

IN State Fin. Auth. Econ. Dev. Mandatory
Put Bonds (6/1/16) (Republic Svcs., Inc.),
0.7s, 12/1/37	A–2	3,000,000	2,999,850

Managed Municipal Income Trust	23

MUNICIPAL BONDS AND NOTES (129.1%)* cont.	Rating**	Principal amount	Value

Indiana cont.
IN State Fin. Auth. Econ. Dev. Mandatory Put
Bonds (6/1/16) (Republic Svcs., Inc.), Ser. A,
0.7s, 5/1/34	A–2	$600,000	$599,952

IN State Fin. Auth. Edl. Fac. Rev. Bonds
(Butler U.), Ser. B
5s, 2/1/32	BBB+	1,000,000	1,109,730
5s, 2/1/29	BBB+	500,000	561,900

Indianapolis, Arpt. Auth. Rev. Bonds
(Federal Express Corp.), 5.1s, 1/15/17	Baa2	3,500,000	3,603,635

Jasper Cnty., Indl. Poll. Control Rev. Bonds
AMBAC, 5.7s, 7/1/17	Baa1	1,125,000	1,182,769
NATL, 5.6s, 11/1/16	AA–	700,000	715,925
Ser. A, NATL, 5.6s, 11/1/16	AA–	500,000	511,375

Valparaiso, Exempt Facs. Rev. Bonds
(Pratt Paper, LLC), 6 3/4s, 1/1/34	B+/P	1,125,000	1,383,986

			18,272,550
Iowa (2.1%)
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
(Dev. Care Initiatives), Ser. A
5 1/4s, 7/1/17	BB+	1,040,000	1,046,011
5s, 7/1/19	BB+	2,750,000	2,763,283

IA Fin. Auth. Hlth. Fac. Rev. Bonds
(Dev. Care Initiatives), Ser. A, 5 1/2s, 7/1/25	BB+	950,000	955,035

IA State Fin. Auth. Midwestern Disaster Rev.
Bonds (IA Fertilizer Co., LLC)
5 1/2s, 12/1/22	BB–	1,000,000	1,048,560
5 1/4s, 12/1/25	BB–	750,000	810,720

Orange Cnty., Hosp. Rev. Bonds, 5 1/2s, 9/1/27	BB/P	1,125,000	1,145,475

Tobacco Settlement Auth. of IA Rev. Bonds,
Ser. C, 5 3/8s, 6/1/38	B+	1,250,000	1,249,975

			9,019,059
Kansas (0.1%)
Lenexa, Hlth. Care Fac. Rev. Bonds
(LakeView Village), 7 1/8s, 5/15/29	BB/P	500,000	551,985

			551,985
Kentucky (1.9%)
KY Econ. Dev. Fin. Auth. Rev. Bonds
(Masonic Home Indpt. Living II)
7 1/4s, 5/15/41	BB–/P	500,000	589,075
7s, 5/15/30	BB–/P	500,000	588,395

KY Pub. Trans. Infrastructure Auth. Rev. Bonds
(1st Tier Downtown Crossing), Ser. A, 6s, 7/1/53	Baa3	1,100,000	1,288,694

KY State Econ. Dev. Fin. Auth. Hlth. Care Rev.
Bonds (Masonic Homes of KY), 5 3/8s, 11/15/42	BB–/P	900,000	918,441

Louisville & Jefferson Cnty., Metro. Govt. College
Rev. Bonds (Bellarmine U.), Ser. A, 6s, 5/1/28	Baa3	500,000	535,510

Louisville & Jefferson Cnty., Metro. Govt. Hlth.
Syst. Rev. Bonds (Norton Healthcare Oblig.
Group), 5 1/2s, 10/1/33	A–	3,000,000	3,518,730

Owen Cnty., Wtr. Wks. Syst. Rev. Bonds
(American Wtr. Co.), Ser. A, 6 1/4s, 6/1/39	A	700,000	784,497

			8,223,342

24	Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (129.1%)* cont.	Rating**	Principal amount	Value

Louisiana (1.2%)
LA State Local Govt. Env. Fac. & Cmnty. Dev.
Auth. Rev. Bonds (Westlake Chemical Corp.),
6 3/4s, 11/1/32	BBB+	$2,200,000	$2,380,312

LA State Pub. Fac. Auth. Rev. Bonds
(Ochsner Clinic Foundation), 5s, 5/15/47	Baa1	250,000	275,158

LA State Pub. Fac. Solid Waste Disp. Auth. Rev.
Bonds (LA Pellets, Inc.), Ser. A, 8 3/8s, 7/1/39
(In default) †	D/P	500,000	300,000

Pub. Fac. Auth. Dock & Wharf 144A Rev. Bonds
(Impala Warehousing, LLC), 6 1/2s, 7/1/36	B+/P	1,000,000	1,125,070

Rapides, Fin. Auth. FRB (Cleco Pwr.), AMBAC,
4.7s, 11/1/36	A3	750,000	757,830

St. Tammany, Public Trust Fin. Auth. Rev. Bonds
(Christwood), 5 1/4s, 11/15/37	BB/P	385,000	394,837

			5,233,207
Maine (0.6%)
ME Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(ME Gen. Med. Ctr.), 7 1/2s, 7/1/32	Ba2	1,000,000	1,186,700
(MaineGeneral Health Oblig. Group),
6.95s, 7/1/41	Ba2	1,000,000	1,124,310

ME State Fin. Auth. Solid Waste Disp. 144A
Mandatory Put Bonds (8/1/25) (Casella
Waste Syst.), 5 1/8s, 8/1/35	BB–	500,000	541,065

			2,852,075
Maryland (1.0%)
Baltimore Cnty., Rev. Bonds (Oak Crest
Village, Inc. Fac.), Ser. A, 5s, 1/1/37	A–	2,000,000	2,038,720

MD Econ. Dev. Corp. Poll. Control Rev. Bonds
(Potomac Electric Power Co.), 6.2s, 9/1/22	A2	550,000	625,983

Westminster, Rev. Bonds
(Lutheran Village at Miller’s Grant, Inc. (The)),
Ser. A, 6s, 7/1/34	B–/P	250,000	275,893
(Carroll Lutheran Village, Inc.), 5 1/8s, 7/1/34	BB/P	1,500,000	1,585,365

			4,525,961
Massachusetts (6.2%)
MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 8s, 4/15/39
(Prerefunded 10/15/19)	BBB	690,000	854,054
(Linden Ponds, Inc. Fac.), Ser. A-1,
6 1/4s, 11/15/46	B–/P	450,850	454,849
(Linden Ponds, Inc. Fac.), Ser. A-1,
6 1/4s, 11/15/26	B–/P	275,400	284,169
(Boston U.), SGI, 6s, 5/15/59	A1	500,000	648,290
(Loomis Cmntys.), Ser. A, 6s, 1/1/33	BBB–	200,000	225,720
(Linden Ponds, Inc. Fac.), Ser. A-2,
5 1/2s, 11/15/46	B–/P	88,265	81,356
(New England Conservatory
of Music), U.S. Govt. Coll., 5 1/4s, 7/1/38
(Prerefunded 7/1/18)	AAA/P	805,000	881,314
(Wheelock College), Ser. C, 5 1/4s, 10/1/29	BBB	1,700,000	1,759,466
(First Mtge. — Orchard Cove), 5s, 10/1/19	BB/P	550,000	566,275
(Linden Ponds, Inc. Fac.), Ser. B,
zero %, 11/15/56	B–/P	439,022	3,284

Managed Municipal Income Trust	25

MUNICIPAL BONDS AND NOTES (129.1%)* cont.	Rating**	Principal amount	Value

Massachusetts cont.
MA State Dev. Fin. Agcy. Hlth. Care Fac. 144A Rev.
Bonds (Adventcare), Ser. A, 6.65s, 10/15/28	B/P	$1,050,000	$1,092,777

MA State Dev. Fin. Agcy. Solid Waste Disp.
FRB (Dominion Energy Brayton Point),
Ser. 1, U.S. Govt. Coll., 5 3/4s, 12/1/42
(Prerefunded 5/1/19)	Baa2	1,050,000	1,199,310

MA State Edl. Fin. Auth. Rev. Bonds, Ser. B,
5 1/2s, 1/1/23	AA	485,000	523,965

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Suffolk U.), Ser. A, 6 1/4s, 7/1/30	Baa2	1,000,000	1,140,970
(Quincy Med. Ctr.), Ser. A, 6 1/4s, 1/15/28
(In default) †	D/P	330,776	33
(Suffolk U.), Ser. A, U.S. Govt. Coll., 5 3/4s,
7/1/39 (Prerefunded 7/1/19)	Baa2	950,000	1,070,299
(Baystate Med. Ctr.), Ser. I, 5 3/4s, 7/1/36	A+	1,500,000	1,685,010
(Springfield College), 5 5/8s, 10/15/40	Baa1	450,000	498,519
(Springfield College), 5 1/2s, 10/15/31	Baa1	1,100,000	1,231,131
(Springfield College), 5 1/2s, 10/15/26	Baa1	1,500,000	1,700,295
(Fisher College), Ser. A, 5 1/8s, 4/1/37	BBB	250,000	257,175
(Milford Regl. Med.), Ser. E, 5s, 7/15/22	Baa3	2,200,000	2,286,240

MA State Port Auth. Special Fac. Rev. Bonds
(Conrac), Ser. A, 5 1/8s, 7/1/41	A	750,000	840,075

MA State Trans. Fund Rev. Bonds
(Rail Enhancement Program), Ser. A
5s, 6/1/24	Aaa	650,000	829,212
5s, 6/1/23	Aaa	2,885,000	3,613,116

Metro. Boston, Trans. Pkg. Corp. Rev. Bonds
(Systemwide Pkg.), 5 1/4s, 7/1/33	A1	1,500,000	1,770,825
5s, 7/1/41	A1	1,500,000	1,728,210

			27,225,939
Michigan (4.6%)
Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B,
AGM, 6 1/4s, 7/1/36	AA	1,660,000	1,875,916

Flint, Hosp. Bldg. Auth. Rev. Bonds, Ser. A,
5 1/4s, 7/1/39	Ba1	750,000	765,638

Kentwood, Economic Dev. Rev. Bonds
(Holland Home), 5 5/8s, 11/15/32	BB+/F	2,195,000	2,334,843

MI State Fin. Auth. Rev. Bonds
(Presbyterian Villages of MI), 5 1/2s, 11/15/45	BB+/F	500,000	521,455
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. D-2, 5s, 7/1/34	BBB+	400,000	460,520
(Detroit Wtr. & Swr.), Ser. C-6, 5s, 7/1/33	A–	600,000	689,052

MI State Hosp. Fin. Auth. Rev. Bonds
Ser. A, 6 1/8s, 6/1/39 (Prerefunded 6/1/19)	AA+	2,000,000	2,311,580
(Henry Ford Hlth.), 5 3/4s, 11/15/39	A3	1,600,000	1,825,856
(Henry Ford Hlth. Syst.), Ser. A,
5 1/4s, 11/15/46	A3	2,565,000	2,622,661

MI State Strategic Fund Ltd. Rev. Bonds
(Worthington Armstrong Venture), 5 3/4s,
10/1/22 (Escrowed to maturity)	AAA/P	1,350,000	1,654,871

26	Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (129.1%)* cont.	Rating**	Principal amount	Value

Michigan cont.
MI State Strategic Fund Ltd. Oblig. Rev. Bonds
(Cadillac Place Office Bldg.), 5 1/4s, 10/15/26	Aa3	$1,250,000	$1,477,063

Monroe Cnty., Hosp. Fin. Auth. Rev. Bonds
(Mercy Memorial Hosp. Corp.), 5 1/2s, 6/1/20
(Prerefunded 6/1/16)	AA–	1,480,000	1,485,565

Wayne Cnty., Arpt. Auth. Rev. Bonds, Ser. A,
5s, 12/1/21	A2	2,000,000	2,310,440

			20,335,460
Minnesota (2.4%)
Douglas Cnty., Gross Hlth. Care Fac. Rev. Bonds
(Douglas Cnty. Hosp.)
6 1/4s, 7/1/34 (Prerefunded 7/1/18)	AAA/P	1,940,000	2,165,331
6 1/4s, 7/1/34 (Prerefunded 7/1/18)	AAA/P	1,060,000	1,183,119

Inver Grove Heights, Nursing Home Rev. Bonds
(Presbyterian Homes Care), 5 3/8s, 10/1/26	B/P	700,000	700,413

North Oaks, Sr. Hsg. Rev. Bonds (Presbyterian
Homes North Oaks), 6 1/8s, 10/1/39	BB/P	315,000	327,181

Northfield, Hosp. Rev. Bonds, 5 3/8s, 11/1/26	BBB	750,000	764,970

Otsego, Charter School Lease Rev. Bonds
(Kaleidoscope Charter School), Ser. A, 5s, 9/1/34	BB+	800,000	835,376

Rochester, Hlth. Care Fac. Rev. Bonds
(Olmsted Med. Ctr.), 5 7/8s, 7/1/30	A–/F	1,000,000	1,164,720

Sartell, Hlth. Care & Hsg. Facs. Rev. Bonds
(Country Manor Campus, LLC)
5 1/4s, 9/1/30	B–/P	500,000	526,595
5 1/4s, 9/1/27	B–/P	750,000	800,168

St. Paul, Hsg. & Redev. Auth. Charter School Lease
Rev. Bonds (Nova Classical Academy), Ser. A
6 5/8s, 9/1/42	BBB–	250,000	283,098
6 3/8s, 9/1/31	BBB–	250,000	289,628

St. Paul, Hsg. & Redev. Auth. Hosp. Fac.
Rev. Bonds (Healtheast Care Syst.), Ser. A,
5s, 11/15/40	BBB–	300,000	335,424

St. Paul, Port Auth. Lease Rev. Bonds
(Regions Hosp. Pkg. Ramp), Ser. 1, 5s, 8/1/36	A–/P	1,125,000	1,132,031

			10,508,054
Mississippi (0.8%)
MS State Bus. Fin. Commission Gulf Opportunity
Zone VRDN (Chevron USA, Inc.), Ser. E,
0.28s, 12/1/30	VMIG1	1,500,000	1,500,000

Warren Cnty., Gulf Opportunity Zone Rev. Bonds
(Intl. Paper Co.), Ser. A, 6 1/2s, 9/1/32	Baa2	1,600,000	1,792,256

			3,292,256
Missouri (0.6%)
Kansas City, Indl. Dev. Auth. Hlth. Fac. Rev.
Bonds (First Mtge. Bishop Spencer), Ser. A,
6 1/2s, 1/1/35	B/P	1,500,000	1,500,120

St. Louis Arpt. Rev. Bonds (Lambert-St. Louis
Intl.), Ser. A-1, 6 5/8s, 7/1/34	A3	1,000,000	1,162,880

			2,663,000

Managed Municipal Income Trust	27

MUNICIPAL BONDS AND NOTES (129.1%)* cont.	Rating**	Principal amount	Value

Montana (0.1%)
MT Fac. Fin. Auth. Rev. Bonds (Sr. Living
St. John’s Lutheran), Ser. A, 6s, 5/15/25	B+/P	$500,000	$500,875

			500,875
Nebraska (0.6%)
Central Plains, Energy Rev. Bonds (NE Gas No. 1),
Ser. A, 5 1/4s, 12/1/18	A3	1,500,000	1,649,955

Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Immanuel Oblig. Group), 5 1/2s, 1/1/30	AA/F	1,000,000	1,135,350

			2,785,305
Nevada (1.2%)
Clark Cnty., Arpt. Rev. Bonds, Ser. A-2, 5s, 7/1/33	A1	1,050,000	1,227,408

Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Mountains Edge Local No. 142), 5s, 8/1/21	BBB	570,000	632,768

Clark Cnty., Impt. Dist. No. 159 Special
Assessment Bonds (Summerlin
Village 16A), 5s, 8/1/32	B+/P	500,000	520,620

Henderson, Local Impt. Dist. Special
Assmt. Bonds
(No. T-17), 5s, 9/1/18	BBB–/P	350,000	358,715
(No. T-18), 5s, 9/1/16	B–/P	715,000	716,308

Las Vegas, Special Assmt. Bonds
5s, 6/1/31	B+/P	450,000	474,107
(Dist. No. 607 Local Impt.), 5s, 6/1/23	BBB–/P	405,000	457,658

Las Vegas, Impt. Dist. No. 812 Special Assessment
Bonds (Summerlin Village 24), 5s, 12/1/35	B/P	250,000	255,915

Las Vegas, Redev. Agcy. Tax Allocation Bonds
(Tax Increment), 5s, 6/15/40	BBB+	600,000	692,670

			5,336,169
New Hampshire (1.5%)
NH State Bus. Fin. Auth. Rev. Bonds
(Elliot Hosp. Oblig. Group), Ser. A, 6s, 10/1/27	Baa1	1,700,000	1,916,342

NH State Bus. Fin. Auth. Solid Waste Disp. 144A
Mandatory Put Bonds (10/1/19)
(Casella Waste Syst., Inc.), 4s, 4/1/29	BB–	350,000	359,079

NH State Hlth. & Ed. Fac. Auth. Rev. Bonds
(Rivermead), Ser. A, 6 7/8s, 7/1/41	BB+/P	2,000,000	2,248,620
(Rivermead), Ser. A, 6 5/8s, 7/1/31	BB+/P	1,320,000	1,490,465
(Kendel at Hanover), 5s, 10/1/40	BBB+/F	585,000	675,891

			6,690,397
New Jersey (9.1%)
Burlington Cnty., Bridge Comm. Econ. Dev. Rev.
Bonds (The Evergreens), 5 5/8s, 1/1/38	BB+/P	1,500,000	1,581,645

NJ State Econ. Dev. Auth. Rev. Bonds
(Ashland School, Inc.), 6s, 10/1/33	BBB	1,000,000	1,153,410
(NYNJ Link Borrower, LLC), 5 3/8s, 1/1/43	BBB–	1,000,000	1,127,100
(MSU Student Hsg. — Provident Group —
Montclair LLC), 5 3/8s, 6/1/25	Baa3	2,000,000	2,223,060
(Lions Gate), 5 1/4s, 1/1/44	BB–/P	300,000	312,843
(Continental Airlines, Inc.), 5 1/4s, 9/15/29	BB–	3,000,000	3,343,440
(United Methodist Homes), Ser. A, 5s, 7/1/29	BBB–/F	500,000	546,865
5s, 6/15/26	Baa1	500,000	543,520

28	Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (129.1%)* cont.	Rating**	Principal amount	Value

New Jersey cont.
NJ State Econ. Dev. Auth. Fac. Rev. Bonds
(Continental Airlines, Inc.), 5 5/8s, 11/15/30	BB–	$1,500,000	$1,719,270

NJ State Econ. Dev. Auth. Retirement Cmnty. Rev.
Bonds (Seabrook Village, Inc.), 5 1/4s, 11/15/36
(Prerefunded 11/15/16)	AAA/P	860,000	881,053

NJ State Econ. Dev. Auth. Wtr. Fac. Rev. Bonds
(NJ American Wtr. Co.)
Ser. A, 5.7s, 10/1/39	A1	2,600,000	2,899,910
Ser. D, 4 7/8s, 11/1/29	A1	700,000	759,367

NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 6 5/8s, 7/1/38	Baa3	2,250,000	2,473,695
(St. Peter’s U. Hosp.), 6 1/4s, 7/1/35	Ba1	2,000,000	2,197,960
(Princeton HealthCare Syst.), Ser. A, 5s, 7/1/39	Baa2	1,000,000	1,165,400
(Holy Name Hosp.), 5s, 7/1/36	Baa2	2,500,000	2,510,125

North Hudson, Swr. Auth. Rev. Bonds,
Ser. A, 5s, 6/1/42	A	1,000,000	1,131,040

Rutgers State U. VRDN, Ser. A, 0.24s, 5/1/18	VMIG1	2,460,000	2,460,000

Tobacco Settlement Fin. Corp. Rev. Bonds
Ser. 1A, 5s, 6/1/41	B3	5,000,000	4,739,900
Ser. 1A, 4 3/4s, 6/1/34	B3	2,210,000	2,081,931
zero %, 6/1/41	A–	10,000,000	2,681,800

Union Cnty., Util. Auth. Resource Recvy. Fac.
Lease Rev. Bonds (Covanta Union), Ser. A,
5 1/4s, 12/1/31	AA+	1,450,000	1,600,641

			40,133,975
New Mexico (1.7%)
Farmington, Poll. Control Rev. Bonds
(Public Service Co. of San Juan, NM), Ser. D,
5.9s, 6/1/40	BBB+	500,000	565,880
(Public Service Co. of San Juan, NM), Ser. B,
4 7/8s, 4/1/33	BBB+	4,500,000	4,566,690
(AZ Pub. Svc. Co.), Ser. B, 4.7s, 9/1/24	A2	2,000,000	2,229,040

			7,361,610
New York (7.1%)
Broome Cnty., Indl. Dev. Agcy. Continuing Care
Retirement Rev. Bonds (Good Shepard Village),
Ser. A, 6 3/4s, 7/1/28 (Prerefunded 7/1/18)	AAA/P	600,000	676,506

NY City, Indl. Dev. Agcy. Special Fac. Mandatory
Put Bonds (8/1/16) (JFK Intl. Arpt.),
Ser. B, 2s, 8/1/28	BB/P	1,000,000	1,001,720

NY City, Indl. Dev. Agcy. Special Fac. Rev.
Bonds (American Airlines — JFK Intl. Arpt.),
7 1/2s, 8/1/16	B+/P	815,000	827,690

NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
5s, 6/15/31 T	AA+	10,000,000	11,718,594

NY State Dorm. Auth. Rev. Bonds, Ser. A,
5s, 3/15/38	AAA	1,500,000	1,748,505

NY State Dorm. Auth. Non-State Supported
Debt Rev. Bonds (Orange Regl. Med. Ctr.),
6 1/4s, 12/1/37	Ba1	725,000	792,947

Managed Municipal Income Trust	29

MUNICIPAL BONDS AND NOTES (129.1%)* cont.	Rating**	Principal amount	Value

New York cont.
NY State Dorm. Auth. Non-Supported Debt Rev.
Bonds (NYU Hosp. Ctr.), 5s, 7/1/34	A3	$500,000	$585,680

NY State Dorm. Auth. Revs. bonds, Ser. C,
5s, 3/15/31 T	AAA	5,000,000	5,848,296

NY State Env. Fac. Corp. Solid Waste Disp. 144A
Mandatory Put Bonds (12/2/19) (Casella Waste
Syst., Inc.), 3 3/4s, 12/1/44	BB–	1,000,000	1,024,560

NY State Liberty Dev. Corp. 144A Rev. Bonds
(World Trade Ctr.)
Class 2, 5 3/8s, 11/15/40	BB–/P	750,000	833,640
Class 1, 5s, 11/15/44	BB–/P	2,750,000	2,982,238

Onondaga, Civic Dev. Corp. Rev. Bonds
(St. Joseph’s Hosp. Hlth. Ctr.), U.S. Govt. Coll.,
5 1/8s, 7/1/31 (Prerefunded 7/1/19)	AAA/P	1,620,000	1,832,641

Port Auth. of NY & NJ Rev. Bonds (Kennedy Intl.
Arpt. — 5th Installment), 6 3/4s, 10/1/19	BBB–/P	100,000	100,025

Port Auth. of NY & NJ Special Oblig. Rev. Bonds
(JFK Intl. Air Term.), 6s, 12/1/42	Baa1	1,000,000	1,164,980

			31,138,022
North Carolina (2.9%)
Dept. Trans. Private Activity Rev. Bonds
(I-77 Hot Lanes), 5s, 12/31/37	BBB–/F	300,000	331,020

NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
Ser. C, 6 3/4s, 1/1/24 (Prerefunded 1/1/19)	AAA/F	750,000	865,410

NC State Med. Care Cmnty. Hlth. Care
Fac. Rev. Bonds
(Presbyterian Homes), 5.4s, 10/1/27	BB/P	2,000,000	2,020,140
(First Mtge. — Presbyterian Homes),
5 3/8s, 10/1/22	BB/P	1,110,000	1,125,584

NC State Med. Care Comm. Hlth. Fac. Rev. Bonds
(Pennybyrn at Maryfield, Inc.), 5s, 10/1/35	BB/P	375,000	398,239

NC State Med. Care Comm. Retirement
Fac. Rev. Bonds
(Carolina Village), 6s, 4/1/38	BB/P	1,000,000	1,042,580
(First Mtge.), Ser. A-05, 5 1/2s, 10/1/35	BBB/P	1,730,000	1,731,765
(Salemtowne), 5 1/4s, 10/1/37	BB/P	385,000	419,889
(First Mtge.), Ser. A-05, 5 1/4s, 10/1/25	BBB/P	95,000	95,092
(Forest at Duke, Inc. (The)), 5 1/8s, 9/1/27	BBB+/F	1,000,000	1,053,470
(Aldersgate United Methodist
Church), 5s, 7/1/45	BB/P	825,000	879,879
(United Church Homes & Svcs. Oblig. Group),
Ser. A, 5s, 9/1/37	BB/P	500,000	511,935
(United Methodist Retirement Homes), Ser. A,
5s, 10/1/35 ##	BBB/F	500,000	587,210

NC State Med. Care Comm. Retirement Fac. Rev.
Bonds (Salemtowne), 5 3/8s, 10/1/45	BB/P	1,615,000	1,759,849

			12,822,062

30	Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (129.1%)* cont.	Rating**	Principal amount	Value

Ohio (4.7%)
Buckeye, Tobacco Settlement Fin.
Auth. Rev. Bonds
Ser. A-3, 6 1/4s, 6/1/37	B–	$850,000	$846,991
Ser. A-2, 6s, 6/1/42	B3	2,500,000	2,473,850
Ser. A-2, 5 7/8s, 6/1/47	B3	3,500,000	3,385,935
Ser. A-2, 5 7/8s, 6/1/30	B–	1,315,000	1,281,191
Ser. A-2, 5 3/4s, 6/1/34	B–	3,675,000	3,519,621

Franklin Cnty., Hlth. Care Fac. Rev. Bonds
(OH Presbyterian Retirement Svcs. (OPRS)
Cmntys. Oblig. Group), Ser. A, 5 5/8s, 7/1/26	BBB–	2,250,000	2,470,883

Lake Cnty., Hosp. Fac. Rev Bonds (Lake Hosp.
Syst., Inc.), Ser. C, U.S. Govt. Coll., 5 5/8s,
8/15/29 (Prerefunded 8/15/18)	AAA/P	1,285,000	1,424,204

Lake Cnty., Hosp. Fac. Rev. Bonds (Lake Hosp.
Syst., Inc.), Ser. C, 5 5/8s, 8/15/29	A3	245,000	269,311

OH State Higher Edl. Fac. Comm. Rev. Bonds
(Kenyon College), 5s, 7/1/44	A1	800,000	893,592

OH State Private Activity Rev. Bonds
(Portsmouth Bypass), AGM, 5s, 12/31/35	AA	750,000	862,800

OH State Wtr. Dev. Auth. Poll. Control Mandatory
Put Bonds (6/3/19) (FirstEnergy Nuclear
Generation, LLC), 4s, 12/1/33	Baa3	1,550,000	1,623,672

Southeastern OH Port Auth. Hosp.
Fac. Rev. Bonds
5 3/4s, 12/1/32	BB/F	900,000	1,025,352
(Memorial Hlth. Syst. Oblig. Group), 5s, 12/1/43	BB/F	150,000	154,851

Toledo-Lucas Cnty., Port Auth. Rev. Bonds
(CSX Transn, Inc.), 6.45s, 12/15/21	Baa1	500,000	619,985

			20,852,238
Oklahoma (0.8%)
Tulsa Cnty., Indl. Auth. Rev. Bonds (Sr. Living
Cmnty. Montereau, Inc.), Ser. A, 7 1/8s, 11/1/30	BB–/P	1,250,000	1,362,950

Tulsa, Muni. Arpt. Trust Mandatory Put Bonds
(6/1/25) (American Airlines, Inc.), 5s, 6/1/35	BB–	750,000	858,120

Tulsa, Muni. Arpt. Trust Rev. Bonds
(American Airlines, Inc.), Ser. B, 5 1/2s, 12/1/35	B+/P	1,250,000	1,391,363

			3,612,433
Oregon (0.4%)
Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
(Mirabella at South Waterfront), Ser. A,
5.4s, 10/1/44	BB–/P	500,000	554,065
(Terwilliger Plaza, Inc.), 5s, 12/1/29	BBB/F	350,000	380,587

Warm Springs Reservation, Confederated Tribes
144A Rev. Bonds (Pelton Round Butte Tribal),
Ser. B, 6 3/8s, 11/1/33	A3	700,000	768,985

			1,703,637
Pennsylvania (4.1%)
Allegheny Cnty., Higher Ed. Bldg. Auth.
Rev. Bonds (Robert Morris U.), Ser. A,
5 1/2s, 10/15/30	Baa3	1,000,000	1,114,360

Chester Cnty., Indl. Dev. Auth. Rev. Bonds
(Renaissance Academy Charter School),
5s, 10/1/34	BBB–	350,000	382,876

Managed Municipal Income Trust	31

MUNICIPAL BONDS AND NOTES (129.1%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
Chester Cnty., Indl. Dev. Auth. Student Hsg. Rev.
Bonds (West Chester U. Student Hsg., LLC),
Ser. A, 5s, 8/1/45	Baa3	$1,000,000	$1,050,080

Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Brethren Village), Ser. A, 6 3/8s, 7/1/30	BB–/P	625,000	645,044

Lycoming Cnty., Auth. Hlth. Syst. Rev. Bonds
(Susquehanna Hlth. Syst.), Ser. A, 5 3/4s, 7/1/39	A–	3,000,000	3,333,810

Moon, Indl. Dev. Auth. Rev. Bonds (Baptist Homes
Society Oblig. Group), 5 3/4s, 7/1/35	B+/P	1,500,000	1,559,940

Northampton Cnty., Hosp. Auth. Mandatory Put
Bonds (8/15/16) (St. Luke’s Hosp. — Bethlehem),
Ser. C, 4 1/2s, 8/15/32	A3	1,500,000	1,512,480

Northampton Cnty., Indl. Dev. Auth. Tax Alloc.
Bonds (Rte. 33), 7s, 7/1/32	B/P	800,000	875,088

PA State Higher Edl. Fac. Auth. Rev. Bonds
(Shippensburg U.), 6 1/4s, 10/1/43	Baa3	500,000	564,570
(Gwynedd Mercy College), Ser. KK1,
5 3/8s, 5/1/42	BBB	785,000	858,170
(Indiana U.), Ser. A, 5s, 7/1/41	BBB+	500,000	537,190

PA State Tpk. Comm. Rev. Bonds, Ser. A,
5s, 12/1/38	A1	500,000	579,200

Philadelphia, Auth. for Indl. Dev. Rev. Bonds
(Master Charter School), 6s, 8/1/35	BBB+	1,055,000	1,158,939

Philadelphia, Gas Wks. Rev. Bonds,
Ser. 9, 5s, 8/1/30	A–	1,000,000	1,111,910

Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
Bonds (Graduate Hlth. Syst. Oblig. Group), 7 1/4s,
7/1/13 (In default) †***	D/P	2,583,821	258

Susquehanna, Area Regl. Arpt. Syst. Auth. Rev.
Bonds, Ser. A, 6 1/2s, 1/1/38	Baa3	1,325,000	1,410,966

West Shore Area Auth. Rev. Bonds
(Lifeways at Messiah Village), Ser. A, 5s, 7/1/35	BBB–/F	785,000	859,151

Wilkes-Barre, Fin. Auth. Rev. Bonds (Wilkes U.),
5s, 3/1/22 (Prerefunded 3/1/17)	BBB	560,000	578,542

			18,132,574
Puerto Rico (0.6%)
Children’s Trust Fund Tobacco Settlement (The)
Rev. Bonds, 5 5/8s, 5/15/43	Ba2	850,000	850,009

Cmnwlth. of PR, G.O. Bonds
Ser. A, FGIC, 5 1/2s, 7/1/21	Caa3	1,000,000	743,750
(Pub. Impt.), Ser. A, NATL, 5 1/2s, 7/1/20	AA–	1,000,000	1,059,330

			2,653,089
South Carolina (2.0%)
Georgetown Cnty., Env. Impt. Rev. Bonds
(Intl. Paper Co.), Ser. A, 5s, 8/1/30	Baa2	1,135,000	1,137,724

SC State Pub. Svc. Auth. Rev. Bonds
(Santee Cooper), Ser. A, 5 3/4s, 12/1/43	AA–	3,000,000	3,682,920
Ser. A, 5 1/2s, 12/1/54	AA–	2,000,000	2,353,020

SC State Pub. Svcs. Auth. Rev. Bonds, Ser. E,
5 1/4s, 12/1/55	AA–	1,500,000	1,749,150

			8,922,814

32	Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (129.1%)* cont.	Rating**	Principal amount	Value

South Dakota (0.3%)
SD State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Sanford Oblig Group), 5s, 11/1/45	A1	$1,250,000	$1,421,950

			1,421,950
Tennessee (0.5%)
Johnson City, Hlth. & Edl. Fac. Board
Hosp. Rev. Bonds (Mountain States Hlth.
Alliance), 6s, 7/1/38	Baa1	1,450,000	1,639,399

Metro. Govt. Nashville & Davidson Ctny. Hlth. &
Edl. Fac. Board Rev. Bonds (Vanderbilt U.
Med. Ctr.), Ser. A, 5s, 7/1/40	A3	450,000	524,003

			2,163,402
Texas (13.5%)
Brazos, Harbor Indl. Dev. Corp. Env. Fac.
Mandatory Put Bonds (5/1/28) (Dow Chemical),
5.9s, 5/1/38	BBB	3,735,000	4,003,621

Central TX Regl. Mobility Auth. Rev. Bonds
Ser. A, 5s, 1/1/45	BBB+	250,000	285,895
Ser. A, 5s, 1/1/40	BBB+	500,000	575,220
(Sr. Lien), Ser. A, 5s, 1/1/33	BBB+	525,000	606,422

Clifton, Higher Ed. Fin. Corp. Rev. Bonds
(Idea Pub. Schools)
6s, 8/15/33	BBB	500,000	592,395
5s, 8/15/32	BBB	315,000	345,136

Grand Parkway Trans. Corp. Rev. Bonds, Ser. B,
5 1/4s, 10/1/51	AA+	2,000,000	2,318,480

Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev.
Bonds (YMCA of the Greater Houston Area),
Ser. A, 5s, 6/1/33	Baa3	1,000,000	1,088,680

Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(Texas Med. Ctr.), Ser. B-1, 0.3s, 9/1/31	VMIG1	930,000	930,000
(The Methodist Hosp.), Ser. C-1, 0.28s, 12/1/24	A-1+	1,000,000	1,000,000

Houston, Arpt. Syst. Rev. Bonds
Ser. B-1, 5s, 7/15/35	BB–	2,500,000	2,763,600
Ser. B-1, 5s, 7/15/30	BB–	650,000	732,063
Ser. A, 5s, 7/1/24	A+	1,500,000	1,720,260
(United Airlines, Inc.), 4 3/4s, 7/1/24	BB–	1,300,000	1,465,503

La Vernia, Higher Ed. Fin. Corp. Rev. Bonds
(Kipp, Inc.), Ser. A
6 3/8s, 8/15/44 (Prerefunded 8/15/19)	BBB	1,100,000	1,290,718
6 1/4s, 8/15/39 (Prerefunded 8/15/19)	BBB	1,975,000	2,309,466

La Vernia, Higher Ed. Fin. Corp. 144A Rev.
Bonds (Meridian World School, LLC), Ser. A,
5 1/4s, 8/15/35	BB+	1,000,000	1,030,370

Love Field, Arpt. Modernization Corp. Special
Fac. Rev. Bonds (Southwest Airlines Co.),
5 1/4s, 11/1/40	Baa1	3,500,000	3,916,010

Matagorda Cnty., Poll. Control Rev. Bonds
(Central Pwr. & Light Co.), Ser. A, 6.3s, 11/1/29	Baa1	1,000,000	1,121,090
(Dist. No. 1), Ser. A, AMBAC, 4.4s, 5/1/30	Baa1	1,250,000	1,478,613

Managed Municipal Income Trust	33

MUNICIPAL BONDS AND NOTES (129.1%)* cont.	Rating**	Principal amount	Value

Texas cont.
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Wesleyan Homes, Inc.), 5 1/2s, 1/1/43	BB–/P	$500,000	$518,785
(NCCD College Station Properties, LLC),
Ser. A, 5s, 7/1/47	Baa3	500,000	539,195
(Collegiate Hsg.-Tarleton St.), 5s, 4/1/39	Baa3	500,000	528,730
(TX A&M U. Collegiate & Student Hsg. College
Station I, LLC), Ser. A, 5s, 4/1/29	Baa3	530,000	602,923

Newark, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(AW Brown-Fellowship Leadership Academy),
Ser. A, 6s, 8/15/42	BBB–	670,000	685,015

North Texas Edl. Fin. Co. Rev. Bonds (Uplift Edl.),
Ser. A, 5 1/4s, 12/1/47	BBB–	2,000,000	2,168,360

North TX, Tollway Auth. Rev. Bonds
(1st Tier), Ser. A, 6s, 1/1/25	A1	120,000	129,676
(1st Tier), Ser. A, FNMA Coll., U.S. Govt. Coll., 6s,
1/1/25 (Prerefunded 1/1/18)	AAA/P	880,000	955,838
(Toll 2nd Tier), Ser. F, 5 3/4s, 1/1/38
(Prerefunded 1/1/18)	A2	750,000	811,545

Red River, Hlth. Retirement Fac. Dev.
Corp. Rev. Bonds
(Happy Harbor Methodist Home, Inc.), Ser. A,
7 3/4s, 11/15/44	B–/P	420,000	495,886
(Sears Methodist Retirement Syst. Oblig.
Group), Ser. C, 6 1/4s, 5/9/53 (In default) †	D/P	39,000	59
(Sears Methodist Retirement Syst. Oblig.
Group), Ser. B, 6.15s, 11/15/49 (In default) †	D/P	749,000	1,124
(Sears Methodist Retirement Syst. Oblig.
Group), Ser. A, 6.05s, 11/15/46 (In default) †	D/P	441,000	662
(Sears Methodist Retirement Syst. Oblig.
Group), Ser. D, 6.05s, 11/15/46 (In default) †	D/P	76,000	114
(Sears Methodist Retirement Syst. Oblig.
Group), Ser. A, 5.45s, 11/15/38 (In default) †	D/P	1,124,000	1,686
(Sears Methodist Retirement Syst. Oblig.
Group), Ser. A, 5.15s, 11/15/27 (In default) †	D/P	593,000	890

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp.
Retirement Fac. Rev. Bonds
(Sr. Living Ctr.), Ser. A, 8 1/4s, 11/15/39	B+/P	2,000,000	2,055,000
(Buckingham Sr. Living Cmnty., Inc.), Ser. A,
5 1/2s, 11/15/45	BB/F	1,000,000	1,046,010
(Buckner Retirement Svcs., Inc.),
5 1/4s, 11/15/37	A/F	1,900,000	1,976,798
(Air Force Village), 5 1/8s, 5/15/27	BBB–/F	2,850,000	2,869,409
(Buckner Retirement Svcs.), Ser. B,
5s, 11/15/46	A/F	1,500,000	1,725,225

Travis Cnty., Cultural Ed. Fac. Fin. Corp. Rev.
Bonds (Wayside Schools), Ser. A, 5 1/4s, 8/15/42	BB+	1,000,000	1,029,150

TX Muni. Gas Acquisition & Supply Corp. I Rev.
Bonds, Ser. A, 5 1/4s, 12/15/24	Baa1	2,000,000	2,423,800

34	Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (129.1%)* cont.	Rating**	Principal amount	Value

Texas cont.
TX Private Activity Surface Trans.
Corp. Rev. Bonds
(NTE Mobility), 7 1/2s, 12/31/31	Baa2	$2,000,000	$2,409,680
(LBJ Infrastructure), 7s, 6/30/40	Baa3	2,500,000	2,997,075

TX State Dept. of Hsg. & Cmnty. Affairs Rev.
Bonds, Ser. C, GNMA Coll., FNMA Coll., FHLMC
Coll., 6.9s, 7/2/24	AA+	200,000	200,694

TX State Muni. Gas Acquisition & Supply Corp. III
Rev. Bonds, 5s, 12/15/28	A3	1,500,000	1,717,410

TX State Private Activity Bond Surface Trans.
Corp. Rev. Bonds (Blueridge Trans. Group, LLC
(SH 288 Toll Lane)), 5s, 12/31/50	Baa3	750,000	822,068

TX State Wtr. Dev. Board Rev. Bonds, Ser. A,
5s, 10/15/45	AAA	1,000,000	1,193,400

			59,479,749
Virginia (2.5%)
Albemarle Cnty., Indl. Dev. Auth. Res.
Care Fac. Rev. Bonds (Westminster-
Canterbury), 5s, 1/1/24	BB/P	600,000	612,456

Alexandria, Indl. Dev. Auth. Res. Care Fac. Mtge.
Rev. Bonds (Goodwin House, Inc.), 5s, 10/1/45	BBB/F	1,500,000	1,690,530

Cherry Hill Cmnty., Dev. Auth. 144A Special
Assmt. Bonds (Potomac Shores), 5.4s, 3/1/45	B/P	1,000,000	1,035,400

Henrico Cnty., Econ. Dev. Auth. Res. Care Fac.
Rev. Bonds (United Methodist Homes), 5s, 6/1/22	BB+/P	625,000	715,200

Lower Magnolia Green Cmnty., Dev. Auth. 144A
Special Assmt. Bonds, 5s, 3/1/35	B/P	500,000	495,630

Lynchburg, Indl. Dev. Auth. Res. Care Fac. Rev.
Bonds (Westminster-Canterbury)
5s, 7/1/31	BB+/P	1,250,000	1,274,475
4 7/8s, 7/1/21	BB+/P	1,000,000	1,030,870

VA State Small Bus. Fin. Auth. Rev. Bonds
(Elizabeth River Crossings OPCO,
LLC), 6s, 1/1/37	BBB–	900,000	1,065,186
(Express Lanes, LLC), 5s, 7/1/34	BBB–	1,150,000	1,261,930

Washington Cnty., Indl. Dev. Auth. Hosp. Fac. Rev.
Bonds (Mountain States Hlth. Alliance), Ser. C,
7 3/4s, 7/1/38	Baa1	1,700,000	1,943,678

			11,125,355
Washington (3.6%)
WA State G.O. Bonds (Sr. 520 Corridor-Motor
Vehicle Tax), Ser. C, 5s, 6/1/28 T	AA+	5,000,000	5,856,053

Port of Seattle, Rev. Bonds, Ser. C, 5s, 4/1/40	A1	625,000	713,781

Port Seattle, Port Indl. Dev. Corp. Rev. Bonds
(Delta Airlines, Inc.), 5s, 4/1/30	BB+	300,000	322,059

Skagit Cnty., Pub. Hosp. Rev. Bonds (Dist. No.
001), 5 3/4s, 12/1/35	Baa2	2,500,000	2,753,575

Tobacco Settlement Auth. of WA Rev. Bonds,
5 1/4s, 6/1/32	A–	1,275,000	1,444,371

WA State Higher Ed. Fac. Auth. Rev. Bonds
(Whitworth U.), 5 5/8s, 10/1/40	Baa1	400,000	434,848

Managed Municipal Income Trust	35

MUNICIPAL BONDS AND NOTES (129.1%)* cont.	Rating**	Principal amount	Value

Washington cont.
WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7s, 7/1/39
(Prerefunded 7/1/19)	Baa1	$1,000,000	$1,188,470
(Kadlec Med. Ctr.), 5 1/2s, 12/1/39
(Prerefunded 12/1/20)	AAA/P	1,300,000	1,555,801
(Central WA Hlth. Svcs. Assn.), 4s, 7/1/36	Baa1	810,000	820,708

WA State Hsg. Fin. Comm. 144A Rev. Bonds
(Heron’s Key Oblig. Group), Ser. A, 7s, 7/1/50	B–/P	500,000	513,175

			15,602,841
West Virginia (0.2%)
WV State Hosp. Fin. Auth. Rev. Bonds
(Thomas Hlth. Syst.), 6 3/4s, 10/1/43	B+/P	735,000	776,777

			776,777
Wisconsin (1.6%)
Pub. Fin. Auth. Arpt. Fac. Rev. Bonds
(Sr. Oblig. Group), 5 1/4s, 7/1/28	BBB	350,000	390,422

Pub. Fin. Auth. Exempt Fac. Rev. Bonds
(Celanese U.S. Holdings, LLC), Ser. C,
4.3s, 11/1/30	BB+	300,000	308,847

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(St. Johns Cmntys. Inc.), Ser. A, 7 5/8s, 9/15/39
(Prerefunded 9/15/19)	AAA/F	1,350,000	1,647,108
(Prohealth Care, Inc.), 6 5/8s, 2/15/39
(Prerefunded 2/15/19)	A1	1,250,000	1,444,563
(St. John’s Cmnty., Inc.), Ser. B, 5s, 9/15/45	BBB+/F	250,000	266,660

WI State Pub. Fin. Auth Sr. Living Rev. Bonds
(Rose Villa, Inc.), Ser. A, 5 3/4s, 11/15/44	BB–/P	1,800,000	1,925,010

WI State Pub. Fin. Auth. 144A Rev. Bonds
(Church Home of Hartford, Inc.),
Ser. A, 5s, 9/1/30	BB/F	800,000	867,328

			6,849,938

Total municipal bonds and notes (cost $515,347,549)			$567,522,978

PREFERRED STOCKS (0.8%)*		Shares	Value

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A-5, 5s cum. pfd.		3,450,000	$3,657,000

Total preferred stocks (cost $3,450,000)			$3,657,000

COMMON STOCKS (—%)*		Shares	Value

Tembec, Inc. (Canada) †		1,750	$1,241

Total common stocks (cost $1,273,945)			$1,241

TOTAL INVESTMENTS

Total investments (cost $520,071,494)			$571,181,219

36	Managed Municipal Income Trust

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2015 through April 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $439,537,205.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer.

† This security is non-income-producing.

*** This security is in default of principal and interest.

## Forward commitment, in part or in entirety (Note 1).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

T Underlying security in a tender option bond transaction. This security has been segregated as collateral for financing transactions.

At the close of the reporting period, the fund maintained liquid assets totaling $18,162,680 to cover tender option bonds.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets (applicable to common shares outstanding)):

Health care	35.4%
Utilities	17.4
Transportation	17.3
Education	12.8

Managed Municipal Income Trust	37

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$1,241	$—	$—

Total common stocks	1,241	—	—

Municipal bonds and notes	—	567,509,783	13,195

Preferred stocks	—	3,657,000	—

Totals by level	$1,241	$571,166,783	$13,195

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

38	Managed Municipal Income Trust

Statement of assets and liabilities 4/30/16 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $520,071,494)	$571,181,219

Cash	2,916,019

Interest and other receivables	8,694,078

Receivable for investments sold	1,325,000

Prepaid assets	15,536

Total assets	584,131,852

LIABILITIES

Payable for purchases of delayed delivery securities (Note 1)	579,955

Payable for investments purchased	3,739,613

Payable for compensation of Manager (Note 2)	770,814

Payable for custodian fees (Note 2)	5,489

Payable for investor servicing fees (Note 2)	36,428

Payable for Trustee compensation and expenses (Note 2)	187,788

Payable for administrative services (Note 2)	1,596

Payable for floating rate notes issued (Note 1)	13,558,019

Distributions payable to shareholders	1,952,433

Distributions payable to preferred shareholders (Note 1)	15,502

Other accrued expenses	247,010

Total liabilities	21,094,647

Series A remarketed preferred shares: (245 shares authorized and issued at
$100,000 per share) (Note 4)	24,500,000

Series C remarketed preferred shares: (1,980 shares authorized and issued at
$50,000 per share) (Note 4)	99,000,000

Net assets	$439,537,205

REPRESENTED BY

Paid-in capital — common shares (Unlimited shares authorized) (Notes 1 and 5)	$427,777,326

Distributions in excess of net investment income (Note 1)	(1,145,960)

Accumulated net realized loss on investments (Note 1)	(38,203,886)

Net unrealized appreciation of investments	51,109,725

Total — Representing net assets applicable to common shares outstanding	$439,537,205

COMPUTATION OF NET ASSET VALUE

Net asset value per common share ($439,537,205 divided by 53,834,820 shares)	$8.16

The accompanying notes are an integral part of these financial statements.

Managed Municipal Income Trust	39

Statement of operations Six months ended 4/30/16 (Unaudited)

INTEREST INCOME	$13,663,294

EXPENSES

Compensation of Manager (Note 2)	$1,513,091

Investor servicing fees (Note 2)	108,573

Custodian fees (Note 2)	5,158

Trustee compensation and expenses (Note 2)	16,788

Administrative services (Note 2)	7,153

Interest and fees expense (Note 1)	49,855

Preferred share remarketing agent fees	93,655

Other	191,212

Total expenses	1,985,485

Expense reduction (Note 2)	—

Net expenses	1,985,485

Net investment income	11,677,809

Net realized loss on investments (Notes 1 and 3)	(231,249)

Net unrealized appreciation of investments during the period	10,855,380

Net gain on investments	10,624,131

Net increase in net assets resulting from operations	$22,301,940

DISTRIBUTIONS TO SERIES A AND C REMARKETED PREFERRED SHAREHOLDERS (NOTE 1):

From ordinary income

Taxable net investment income	(8,010)

From tax exempt net investment income	(274,537)

Net increase in net assets resulting from operations (applicable to common shareholders)	$22,019,393

The accompanying notes are an integral part of these financial statements.

40	Managed Municipal Income Trust

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 4/30/16*	Year ended 10/31/15

Operations:
Net investment income	$11,677,809	$24,669,391

Net realized gain (loss) on investments	(231,249)	3,624,717

Net unrealized appreciation (depreciation) of investments	10,855,380	(4,052,999)

Net increase in net assets resulting from operations	22,301,940	24,241,109

DISTRIBUTIONS TO SERIES A AND C REMARKETED
PREFERRED SHAREHOLDERS (NOTE 1):

From ordinary income
Taxable net investment income	(8,010)	(1,114)

From tax exempt net investment income	(274,537)	(195,059)

Net increase in net assets resulting from operations
(applicable to common shareholders)	22,019,393	24,044,936

DISTRIBUTIONS TO COMMON SHAREHOLDERS (NOTE 1):

From ordinary income
Taxable net investment income	(1,024,131)	(212,345)

From tax exempt net investment income	(10,703,910)	(23,740,657)

Decrease from capital shares repurchased (Note 5)	(786,170)	(15,936,482)

Total increase (decrease) in net assets	9,505,182	(15,844,548)

NET ASSETS

Beginning of period	430,032,023	445,876,571

End of period (including distributions in excess
of net investment income of $1,145,960 and
$813,181, respectively)	$439,537,205	$430,032,023

NUMBER OF FUND SHARES

Common shares outstanding at beginning of period	53,943,915	56,165,984

Shares repurchased (Note 5)	(109,095)	(2,222,069)

Common shares outstanding at end of period	53,834,820	53,943,915

Remarketed preferred shares outstanding at beginning
and end of period	2,225	2,225

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Managed Municipal Income Trust	41

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
	Six months ended**			Year ended

	4/30/16	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Net asset value, beginning of period
(common shares)	$7.97	$7.94	$7.34	$8.10	$7.37	$7.62
Investment operations:

Net investment income[a]	.22	.45	.45	.47	.48	.51

Net realized and unrealized
gain (loss) on investments	.20	(.02)	.59	(.76)	.72	(.23)

Total from investment operations	.42	.43	1.04	(.29)	1.20	.28
Distributions to preferred shareholders:

From net investment income	(.01)	—[e]	—[e]	—[e]	—[e]	—[e]

Total from investment operations
(applicable to common shareholders)	.41	.43	1.04	(.29)	1.20	.28
Distributions to common shareholders:

From net investment income	(.22)	(.43)	(.46)	(.47)	(.47)	(.53)

Total distributions	(.22)	(.43)	(.46)	(.47)	(.47)	(.53)

Increase from shares repurchased	—[e]	.03	.02	—[e]	—	—

Net asset value, end of period
(common shares)	$8.16	$7.97	$7.94	$7.34	$8.10	$7.37

Market price, end of period
(common shares)	$7.77	$7.30	$7.17	$6.70	$8.37	$7.50

Total return at market price (%)
(common shares)[b]	9.54*	8.11	14.18	(14.78)	18.52	4.47
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(common shares) (in thousands)	$439,537	$430,032	$445,877	$421,307	$466,728	$423,921

Ratio of expenses to average
net assets (including interest
expense) (%)[c,d,f]	.46*	.90	.91	.90	.89	1.03

Ratio of net investment income
to average net assets (%)[c]	2.62*	5.57	5.69	5.91	6.12	7.04

Portfolio turnover (%)	8*	13	14	15	15	17

42	Managed Municipal Income Trust

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

d Includes amounts paid through expense offset arrangements, if any (Note 2).

e Amount represents less than $0.01 per share.

f Includes interest and fee expense associated with borrowings which amounted to:

Percentage of
average net assets

April 30,2016	0.01%

October 31, 2015	0.02

October 31, 2014	0.02

October 31, 2013	0.02

October 31, 2012	0.02

October 31, 2011	0.01

The accompanying notes are an integral part of these financial statements.

Managed Municipal Income Trust	43

Notes to financial statements 4/30/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2015 through April 30, 2016.

Putnam Managed Municipal Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The goal of the fund is to seek a high level of current income exempt from federal income tax. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities which Putnam Management believes does not involve undue risk to income or principal. Up to 60% of the fund’s assets may consist of high-yield tax-exempt municipal securities that are below investment grade and involve special risk considerations. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value. The fund also uses leverage, primarily by issuing preferred shares in an effort to enhance the returns for the common shareholders. The fund also uses leverage which involves risk and may increase the volatility of the fund’s net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

44	Managed Municipal Income Trust

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $31,720,699 were held by the TOB trust and served as collateral for $13,558,019 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $7,110 for these investments based on an average interest rate of 0.08%.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The aggregate identified cost on a tax basis is $519,647,885, resulting in gross unrealized appreciation and depreciation of $57,959,804 and $6,426,470, respectively, or net unrealized appreciation of $51,533,334.

At October 31, 2015, the fund had a capital loss carryover of $38,052,205 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$1,328,664	$4,987,661	$6,316,325	*

11,265,981	N/A	11,265,981	October 31, 2016

12,490,924	N/A	12,490,924	October 31, 2017

3,146,619	N/A	3,146,619	October 31, 2018

4,832,356	N/A	4,832,356	October 31, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the Series A remarketed preferred shares is generally a 28 day period. The applicable dividend rate for the Series A remarketed preferred shares on April 30, 2016

Managed Municipal Income Trust	45

was 0.561%. Each dividend period for the Series C remarketed preferred shares is generally a 7 day period. The applicable dividend rate for the Series C remarketed preferred shares on April 30, 2016 was 0.561%.

During the reporting period, the fund has experienced unsuccessful remarketings of its remarketed preferred shares. As a result, dividends to the remarketed preferred shares have been paid at the “maximum dividend rate,” pursuant to the fund’s by-laws, which, based on the current credit quality of the remarketed preferred shares, equals 110% of the 60-day “AA” composite commercial paper rate.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference (redemption value of preferred shares, plus accumulated and unpaid dividends) of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund, including assets attributable to preferred shares. Such fee is based on the following annual rates based on the average weekly net assets attributable to common and preferred shares.

The lesser of (i) 0.550% of average net assets attributable to common and preferred shares outstanding, or (ii) the following rates:

0.650%	of the first $500 million of average	0.425%	of the next $5 billion of average weekly
	weekly net assets,		net assets,

0.550%	of the next $500 million of average	0.405%	of the next $5 billion of average weekly
	weekly net assets,		net assets,

0.500%	of the next $500 million of average	0.390%	of the next $5 billion of average weekly
	weekly net assets,		net assets, and

0.450%	of the next $5 billion of average weekly	0.380%	of any excess thereafter.
	net assets,

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fees rate under the contract multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period).

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

46	Managed Municipal Income Trust

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $320, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$50,188,935	$44,016,770

U.S. government securities (Long-term)	—	—

Total	$50,188,935	$44,016,770

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Preferred shares

The Series A (245) and C (1,980) Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per Series A Remarketed Preferred share and $50,000 per Series C Remarketed Preferred share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At period end, no such restrictions have been placed on the fund.

Managed Municipal Income Trust	47

Note 5: Shares repurchased

In September 2015, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2016 (based on shares outstanding as of October 7, 2015). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2015 (based on shares outstanding as of October 7, 2014). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund repurchased 109,095 common shares for an aggregate purchase price of $786,170, which reflects a weighted-average discount from net asset value per share of 9.86%. The weighted-average discount reflects the payment of commissions by the fund to execute repurchase trades.

At the close of the reporting period, Putnam Investments, LLC owned approximately 1,116 shares of the fund (0.002% of the fund’s shares outstanding), valued at $9,107 based on net asset value.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

48	Managed Municipal Income Trust

Shareholder meeting results (Unaudited)

April 29, 2016 annual meeting

At the meeting, a proposal to fix the number of Trustees at 13 was approved as follows:

Votes for	Votes against	Abstentions

44,578,033	1,861,493	821,130

At the meeting, each of the nominees for Trustees was elected as follows:

	Votes for	Votes withheld

Liaquat Ahamed	45,601,826	1,658,839

Ravi Akhoury	45,559,106	1,701,559

Barbara M. Baumann	45,755,968	1,504,697

Jameson A. Baxter	45,682,208	1,578,457

Robert J. Darretta	45,778,795	1,481,871

Katinka Domotorffy	45,653,374	1,607,292

Paul L. Joskow	45,805,821	1,454,845

Kenneth R. Leibler	45,758,010	1,502,655

George Putnam, III	45,631,599	1,609,067

Robert L. Reynolds	45,782,955	1,477,711

W. Thomas Stephens	45,685,309	1,575,356

A quorum was not present with respect to the matter of electing two Trustees to be voted on by the preferred shareholders voting as a separate class. As a result, in accordance with the fund’s Declaration of Trust and Bylaws, independent Trustees John A. Hill and Robert E. Patterson remain in office and continue to serve as Trustees.

All tabulations are rounded to the nearest whole number.

Managed Municipal Income Trust	49

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	Government Money Market Fund*
Emerging Markets Equity Fund	High Yield Advantage Fund
Equity Spectrum Fund	High Yield Trust
Europe Equity Fund	Income Fund
Global Equity Fund	Money Market Fund*
International Capital Opportunities Fund	Short Duration Income Fund
International Equity Fund	U.S. Government Income Trust
Investors Fund
Low Volatility Equity Fund	Tax-free Income
Multi-Cap Core Fund	AMT-Free Municipal Fund
Research Fund	Intermediate-Term Municipal Income Fund
Strategic Volatility Equity Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

50	Managed Municipal Income Trust

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Managed Municipal Income Trust	51

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

52	Managed Municipal Income Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Marketing Services	George Putnam, III	Janet C. Smith
Putnam Retail Management	Robert L. Reynolds	Vice President,
One Post Office Square	W. Thomas Stephens	Principal Accounting Officer,
Boston, MA 02109		and Assistant Treasurer
Officers
Custodian	Robert L. Reynolds	Susan G. Malloy
State Street Bank	President	Vice President and
and Trust Company		Assistant Treasurer
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	James P. Pappas
Ropes & Gray LLP	Principal Executive Officer, and	Vice President
Compliance Liaison
Mark C. Trenchard
	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Principal Financial Officer
Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA700
300657 6/16

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) During the period, Susan McCormack was removed as a Portfolio Manager for the fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

November 1 — November 30, 2015	31,483	$7.20	31,483	5,343,667
December 1 — December 31, 2015	77,612	$7.21	77,612	5,266,055
January 1 — January 31, 2016	—	—	—	5,266,055
February 1 — February 28, 2016	—	—	—	5,266,055
March 1 — March 31, 2016	—	—	—	5,266,055
April 1 — April 30, 2016	—	—	—	5,266,055

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2014, which was in effect between October 8, 2014 and October 7, 2015, allowed the fund to repurchase up to 5,647,749 of its shares. The program renewed by the Board in September 2015, which is in effect between October 8, 2015 and October 7, 2016, allows the fund to repurchase up to 5,396,529 of its shares.
**
Information prior to October 7, 2015 is based on the total number of shares eligible for repurchase under the program, as amended through September 2014. Information from October 8, 2015 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2015.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Managed Municipal Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 28, 2016